TENTH AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                             UNION EMPLOYEE SAVINGS PLAN

               The Connecticut Natural Gas Corporation Union Employee Savings Plan is hereby amended as follows:

               1.   The following new subparagraph (f) is added to Section
          15.01:

                    "(f) Notwithstanding any other provision of the
               Plan to the contrary, in the event that Connecticut Natural Gas Corporation, CTG Resources, Inc., The Energy Network, Inc., The Hartford Steam Company, or any affiliate of any such corporations, shall acquire any other trade or business (or portion thereof) through asset or stock acquisition, merger, or similar transaction, and if in connection with or pursuant to the terms of any such transaction it is necessary or appropriate for this Plan to be amended for any reason (such as, for example, in order to provide prior service credit for vesting purposes), then any such amendment may be made by the President of Connecticut Natural Gas Corporation. The Board of Directors hereby delegates to the President the authority to make any such amendment or amendments to the Plan for such purpose, without further action by the Board. Any such amendment may take the form of an amendment to one or more provisions of the Plan; one or more schedules or appendices to be attached to the Plan and form a part of the Plan; a combination of the foregoing; or such other form as the President determines to be appropriate. The Board of Directors may terminate this delegation of authority at any time."

               2. Except as hereinabove modified and amended, the amended and restated Plan (as amended) shall remain in full force and effect.

               IN WITNESS WHEREOF, the Company hereby executes this Tenth Amendment this 24th day of November, 1998.

                                 CONNECTICUT NATURAL GAS CORPORATION


          Janice Rawlins         By S/ Jean S. McCarthy
          ---------------------    --------------------------------
          Witness                  Its AVP Human Resources